U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: June 17, 2004



                         TIDELANDS OIL & GAS CORPORATION
                         -------------------------------
             (Exact Name of registrant as specified in its Charter)




       Nevada                       0-29613                       66-0549380
----------------------        -------------------             ------------------
State of Incorporation        Commission File No.              I.R.S. Employer
                                                              Identification No.

1862 West Bitters Rd. San Antonio, TX                                78248
-------------------------------------------------             ------------------
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, (   210   )      764       -     8642
                               -----------  -------------   -----------





                     (Registrant's former name and address)

ITEM 7.  FINANCIALS STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired.
                  -------------------------------------------

         On May 25, 2004, we entered into a Purchase and Sale Agreement (the "Agreement") for Reef Ventures, L.P. by and between Impact International, LLC ("Impact") and Coahuila Pipeline, LLC, ("Coahuila"), (jointly "Seller") and Tidelands Oil & Gas Corporation ("Tidelands") and Arrecefe Management, LLC ("Arrecefe"), (jointly "Buyer"). We formed Arrecefe to act as the General Partner of Reef Ventures. Arrecefe is a wholly owned subsidiary of Tidelands and acts as the General Partner of Reef Ventures, L.P. On June 18, 2004 the Agreement was closed. Tideland's purchased Impact's 72% interest in Reef Ventures, L.P. Arrecefe purchase Coahuila's 1% interest in Reef Ventures, L.P.

         The following are the consolidated audited financial statements of Reef Ventures, L.P. for the year ending December 31, 2003.

                                REEF VENTURES, LP

                        CONSOLIDATED FINANCIAL STATEMENTS

                             AS OF DECEMBER 31, 2003

                                      WITH

                          INDEPENDENT AUDITORS' REPORT

                                    CONTENTS



Independent Auditors' Report...................................................1

Consolidated Balance Sheet.....................................................2

Consolidated Statement of Operations and Accumulated Deficit...................3

Consolidated Statement of Changes in Partners' Equity..........................4

Consolidated Statement of Cash Flows...........................................5

Notes to Consolidated Financial Statements.....................................6

                          INDEPENDENT AUDITORS' REPORT


The Partners of Reef Ventures, LP

We have audited the accompanying consolidated balance sheet of Reef Ventures, LP (the "Partnership") as of December 31, 2003, and the related consolidated statements of operations and accumulated deficit, changes in partners' equity and cash flows for the period from inception to December 31, 2003. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Reef Ventures, LP as of December 31, 2003, and the consolidated results of its operations and its cash flows for the period from inception to December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.


                                            TULLIUS TAYLOR SARTAIN & SARTAIN LLP


March 5, 2004

                               REEF VENTURES, LP

                           CONSOLIDATED BALANCE SHEET

                               December 31, 2003



Assets
Current assets:
  Cash                                                              $     2,553
  Accounts receivable - gas sales                                       897,597
  Accounts receivable - other                                           161,651
  Prepaid expenses                                                        1,873
                                                                    -----------
Total current assets                                                  1,063,674

Property and equipment                                                5,926,268
Accumulated depreciation                                                 49,386
                                                                    -----------
Property and equipment, net                                           5,876,882

Other assets                                                                308
                                                                    -----------

Total assets                                                        $ 6,940,864
                                                                    ===========


Liabilities and Partners' Equity
Current liabilities:
  Accounts payable                                                  $    13,339
  Accounts payable - partners                                           569,097
  Accrued liabilities - gas purchases                                   460,363
                                                                    -----------
Total current liabilities                                             1,042,799

Partners' equity:
  Contributed capital                                                 5,957,627
  Accumulated deficit                                                   (59,562)
                                                                    -----------
Total partners' equity                                                5,898,065
                                                                    -----------

Total liabilities and partners' equity                              $ 6,940,864
                                                                    ===========










                See notes to consolidated financial statements.

                                REEF VENTURES, LP

          CONSOLIDATED STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT

                   Period from inception to December 31, 2003


Gas sales                                                             $ 897,597

Costs and expenses:
  Cost of purchased gas                                                 855,920
  Pipeline operating expenses                                            51,120
  General and administrative expense                                        733
Depreciation                                                             49,386
                                                                      ---------
Total costs and expenses                                                957,159
                                                                      ---------
Net loss                                                                (59,562)

Accumulated deficit, beginning of period                                   --
                                                                      ---------

Accumulated deficit, end of year                                      $ (59,562)
                                                                      =========




















                See notes to consolidated financial statements.



                                REEF VENTURES, LP

              CONSOLIDATED STATEMENT OF CHANGES IN PARTNERS' EQUITY

                   Period from inception to December 31, 2003


                                   Beginning                                    Ending
                                   Partners'      Capital       Net Income     Partners'
                                    Equity      Contributed       (Loss)        Equity
                                  -----------   -----------    -----------    -----------
Impact International, L.L.C       $      --     $ 5,796,560    $   (58,964)   $ 5,737,596

Coahuila Pipeline, L.L.C                 --          62,438           (598)        61,840

Tidelands Oil & Gas Corporation          --          98,629           --           98,629

Blackrock Capital Corporation            --            --             --             --
                                  -----------   -----------    -----------    -----------

                                  $      --     $ 5,957,627    $   (59,562)   $ 5,898,065
                                  ===========   ===========    ===========    ===========




















                See notes to consolidated financial statements.

                                REEF VENTURES, LP

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                   Period from inception to December 31, 2003


Cash Flows from Operating Activities
Cash paid to vendors                                                $   (28,806)
                                                                    -----------

Net cash used in operating activates                                    (28,806)

Cash Flows from Investing Activities
Purchases of property and equipment                                  (4,251,418)
                                                                    -----------

Net cash used in investing activities                                (4,251,418)

Cash Flows from Financing Activities
Capital contributions                                                 4,282,777
                                                                    -----------

Net cash provided by financing activities                             4,282,777
                                                                    -----------

Net increase in cash                                                      2,553

Cash, beginning of period                                                  --
                                                                    -----------

Cash, end of year                                                   $     2,553
                                                                    ===========

Reconciliation of Net Loss to Net Cash Used in
  Operating Activities
Net loss                                                            $   (59,562)

Reconciling adjustments:
   Depreciation                                                          49,386
   Changes in assets and liabilities:
      Accounts receivable                                            (1,059,248)
      Prepaid expenses and other assets                                  (2,181)
      Accounts payable                                                   13,339
      Accounts payable - partners                                       569,097
      Accrued liabilities - gas purchases                               460,363
                                                                    -----------

Net cash used in operating activities                               $   (28,806)
                                                                    ===========

Non-Cash Financing Activities
Partners' initial capital contribution                              $ 1,674,850
                                                                    ===========

                                REEF VENTURES, LP

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                December 31, 2003



Note 1 - Summary of Significant Accounting Policies

Basis of presentation

The consolidated financial statements of Reef Ventures, LP (the "Partnership") include the accounts of the Partnership and its wholly owned subsidiaries, Reef International, L.L.C. ("Reef International") and Reef Marketing, L.L.C. ("Reef Marketing"). All significant intercompany balances and transactions have been eliminated.

Description of business

Reef International is the holder of United States and Texas permits for the construction, ownership, operation and maintenance of a 12-inch natural gas pipeline and a 6-inch liquids line (together with loading and unloading facilities) from Eagle Pass, Texas to Piedras Negas, Mexico. Reef Marketing is an inactive company originally formed to conduct the marketing operations which are now conducted in the name of the Partnership. The Partnership completed the natural gas pipeline and metering facilities construction during the fourth quarter of 2003 and on November 1, natural gas sales commenced.

The Agreement of Limited Partnership (the "Partnership Agreement"), dated April 16, 2003, was executed by and among Coahuila Pipeline, L.L.C. ("Coahuila"), an Oklahoma limited liability company, as the General Partner; Impact International, L.L.C. ("Impact"), an Oklahoma limited liability company, a Limited Partner; Tidelands Oil & Gas Corporation ("Tidelands"), a Nevada corporation, a Limited Partner; and Blackrock Capital Corporation ("Blackrock"), a Virginia corporation, a Limited Partner.

Revenue Recognition

The Partnership recognizes natural gas revenue upon delivery.

Financial instruments

The Partnership's financial instruments that are exposed to concentrations of credit risk consist of cash and accounts receivable. The Partnership places it cash with a major financial institution. At times, cash balances may be in excess of the FDIC insurance limit. The Partnership's accounts receivable consist primarily of amounts due from its sole customer, a major natural gas distribution company that is exporting gas into Mexico. The Partnership has an open letter of credit as required under its natural gas purchase agreement. The Partnership believes the carrying values of its financial instruments reported in the consolidated balance sheet approximate fair value.

Accounts receivable

Accounts receivable primarily consists of accrued revenues related to the transfer of natural gas prior to year-end, for which payment has not been received as of year-end. An accounts receivable is considered to be past due if any portion of the receivable balance is outstanding for more than 30 days. The Partnership does not charge interest on receivables, and an allowance for doubtful accounts was not determined to be necessary at December 31, 2003.

Property and equipment

Property and equipment consists of costs incurred in the permitting of the natural gas pipeline and the liquids line and construction of the natural gas pipeline and are recorded at cost. The carrying value of these assets is also based on estimates, assumptions and judgments relative to capitalized costs, useful lives and salvage values. Depreciation is provided on the straight-line method over the estimated useful life of the pipeline of 20 years. Renewals and betterments that extend the lives of the property and equipment are capitalized. Gains or losses from the ordinary sale or retirement of property and equipment are recorded in net income (loss).

At December 31, 2003, there were no major commitments for construction or acquisition of property and equipment.

Impairment of long-lived assets

The Partnership evaluates its long-lived assets for impairment when events or changes in circumstances indicate, in management's judgment, that the carrying value of such assets may not be recoverable. This impairment evaluation of tangible long-lived assets is measured pursuant to the guidelines of Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." When an indicator of impairment has occurred, management's estimate of undiscounted future cash flows attributable to the assets is compared to the carrying value of the assets to determine whether an impairment has occurred. A probability-weighted approach is applied to consider the likelihood of different cash flow assumptions and possible outcomes, including a sale in the near term or maintaining the assets for the remaining estimated useful life. If an impairment of the carrying value has occurred, the amount of the impairment recognized in the financial statements is determined by estimating the fair value of the asset(s) and recording a loss for the amount that the carrying value exceeds the estimated fair value. The use of alternate judgments and/or assumptions could result in the recognition of different levels of impairment charges in the financial statements. No assets were determined to be impaired in 2003.

Income taxes

The Partnership, as a business entity, is not taxable as a corporation. Accordingly, the accompanying financial statements do not reflect provisions for income taxes since taxable income or loss attributable to the Partnership will be reported by the individual owners.

Partnership management expenses

Under the terms of the Partnership Agreement, the General Partner is entitled to be reimbursed for its direct and indirect charges incurred in the performance of its duties. However, the General Partner does not receive a management fee or other compensation for these services. During the period from inception to December 31, 2003, the General Partner did not invoice the Partnership for any of its indirect costs.

Derivatives

The Partnership does not utilize financial or commodity derivative instruments to hedge its market risks.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements and accompanying notes. Although management believes the estimates it uses are reasonable, actual results could differ from those estimates.

One of the most significant estimates made by the Partnership in determining the underlying amounts included in the financial statements, and for which it would be reasonably possible that future events or information could change those estimates, involves assessing whether any impairment to the carrying values of its long-lived assets has occurred. Consequently, impairment adjustments to the carrying values are reasonably possible in the future.


Note 2 - Partners' Equity

In April 2003, Impact and Coahuila acquired 75% interest in Reef International and Reef Marketing from Tidelands, which retained 25% interest. Simultaneously, Impact, Coahuila and Tidelands contributed their respective interests in Reef International and Reef Marketing to the Partnership, a Texas limited partnership formed on April 9, 2003. At the inception of the Partnership, each partner's capital account was credited with its cost basis in Reef International and Reef Marketing in accordance with the terms of the Partnership Agreement.

In accordance with the related agreements, Impact and Coahuila have contributed additional capital to the Partnership to fund the pipeline construction costs and $10,000 per month to fund operating expenses and overhead costs.

Partners' Capital consists of 1,000 units of limited partnership interest owned as follows:

         Coahuila Pipeline, L.L.C., General Partner...........................10
         Impact International, L.L.C., Limited Partner.......................720
         Tidelands Oil & Gas Corporation, Limited Partner....................250
         Blackrock Capital Corporation, Limited Partner.......................20

All profits and losses of the Partnership are allocated first to Coahuila and Impact until they receive an amount equal to 150% of their respective capital contributions. Thereafter, all profits and losses are shared in proportion to each partners' capital ownership. Distributions are to be shared similar to profits and losses.


Note 3 - Accounts Payable - Partners

During 2003, the Partnership required operating funds in excess of the $10,000 per month capital contributions described in Note 2 above. Impact and Coahuila advanced the necessary operating funds. Such amounts have been classified in the consolidated balance sheet as accounts payable - partners and will be repaid without interest from available future cash flows.

         (b)      Pro forma financial information.
                  --------------------------------

         The following unaudited proforma combined financial statements includes Tideland's financial information and proforma adjustments. The balance sheet has been presented as March 31, 2004 reflects the acquisition of a 73% interest in Reef Ventures, L.P.

The proforma financial statements have been prepared utilizing the historical financial statements of Reef Ventures, L.P. and Tidelands Oil and Gas Corporation and should be read in conjunction with the separate historical financial statements and notes thereto of these companies for the respective periods presented. The unaudited proforma balance sheet has been presented as of March 31, 2004. The unaudited proforma statement of operations has been presented for December 31, 2003 and March 31, 2004. We have not included the unaudited proforma consolidated statement of operations for March 31, 2003 since Reef Ventures, L.P. did not commence operations until April 2003.

The proforma financial information is based on the purchase method of accounting. The proforma combined statements of operations assume the acquisition of Reef Ventures, L.P. had occurred at the beginning of the period presented in the statements. All inter-company accounts and transactions have been eliminated.

The proforma combined financial statements do not purport to be indicative of the financial positions and results of operations which actually would have been obtained if the acquisition had occurred on the date indicated or the results which may be obtained in the future. The purpose of the proforma financial statements is to report the effect of the subsequent acquisitions and the effect upon the reporting history of the registrant. The proforma financial statement should be read in conjunction with the audited financial statements and related notes for the companies.



          Tidelands Oil & Gas Corporation, Inc., and Reef Ventures, LP
             Unaudited Proforma Consolidated Statement of Operations
                    For the Three Months Ended March 31, 2004

                                               Tidelands Oil         Reef          Proforma         Proforma
                                                & Gas Corp.      Ventures, LP     Adjustments     Consolidated
                                               -------------    -------------    -------------   -------------

Revenues                                       $        --      $   1,720,202    $           0   $   1,720,202
                                               -------------    -------------    -------------   -------------

Costs and Expenses
          Cost of Purchased Gas                            0        1,645,561                0       1,645,561
          Pipeline Operating Expenses                      0            9,834                0           9,834
          Depreciation Expenses                       11,280           74,052                0          85,332
          General and Adminstrative Expenses       1,526,928           12,780                0       1,539,708
                                               -------------    -------------    -------------   -------------
                  Total Costs and Expenses         1,538,208        1,742,227                0       3,280,435
                                               -------------    -------------    -------------   -------------

Loss From Operations                              (1,538,208)         (22,025)               0      (1,560,233)
          Interest Income                              3,867                0                0           3,867
                                               -------------    -------------    -------------   -------------

Net Loss                                       $  (1,534,341)   $     (22,025)   $        --     $  (1,556,366)
                                               =============    =============    =============   =============


Net (Loss) Per Common Share:
      Basic                                                                                      $       (0.03)
                                                                                                 =============

Weighted Average Number of Shares
      Outstanding, Basic                                                                            46,850,314
                                                                                                 =============

Net (Loss) Per Common Share:
      Diluted                                                                                    $       (0.03)
                                                                                                 =============

Weighted Average Number of Common Shares
      Outstanding, Diluted                                                                          58,733,717
                                                                                                 =============


    Tidelands Oil & Gas Corporation, Inc., and Reef Ventures, LP
           Unaudited ProForma Consolidated Balance Sheet
                                 March 31, 2004

                                                                  Tidelands Oil        Reef           Proforma          Proforma
                                                                   & Gas Corp.      Ventures, LP     Adjustments      Consolidated
                                                                  -------------    -------------    -------------    -------------
ASSETS:
       Current Assets
           Cash                                                   $   3,548,489    $      30,735    $           0    $   3,579,224
           Accounts Receivable                                              745          455,490                0          456,235
           Prepaid Expenses                                             580,708                0                0          580,708
                                                                  -------------    -------------    -------------    -------------

               Total                                                  4,129,942          486,225             --          4,616,167
                                                                  -------------    -------------    -------------    -------------

       Property, Plant and Equipment (Net)                              733,170        5,801,590             --          6,534,760
                                                                  -------------    -------------    -------------    -------------

       Investment - Reef Ventures                                        98,629             --            (98,629)            --
                                                                  -------------    -------------    -------------    -------------
       Other Assets
           Goodwill                                                           0                0          744,380          744,380
           Deposits                                                       3,800              308                0            4,108
                                                                  -------------    -------------    -------------    -------------

               Total                                                      3,800              308          744,380          748,488
                                                                  -------------    -------------    -------------    -------------

Total Assets                                                      $   4,965,541    $   6,288,123    $     645,751    $  11,899,415
                                                                  =============    =============    =============    =============

LIABILTIES, STOCKHOLDERS' EQUITY AND PARTNERSHIP CAPITAL
       Current Liabilities
           Accounts Payable & Accrued Expenses                    $     183,811    $     410,101    $           0    $     593,912
           Current Maturities of Long Term Debt                         150,000                0                0          150,000
                                                                  -------------    -------------    -------------    -------------
               Total                                                    333,811          410,101             --            743,912
                                                                  -------------    -------------    -------------    -------------

       Long-Term Debt                                                      --               --          6,523,773        6,523,773
                                                                  -------------    -------------    -------------    -------------

Total Liabilities                                                       333,811          410,101        6,523,773        7,267,685
                                                                  -------------    -------------    -------------    -------------

STOCKHOLDERS' EQUITY AND PARTNERSHIP CAPITAL
Common Stock and Partners' Contributed Capital                           48,876        5,959,609       (5,959,609)          48,876

Additional Paid-in Capital                                           16,750,398                0                0       16,750,398

Subscriptions Receivable                                                (18,000)               0                0          (18,000)

Accumulated (Deficit)                                               (12,149,544)         (81,587)          81,587      (12,149,544)
                                                                  -------------    -------------    -------------    -------------

               Total Stockholders' Equity & Partnership Capital       4,631,730        5,878,022       (5,878,022)       4,631,730
                                                                  -------------    -------------    -------------    -------------
TOTAL LIABILTIES, STOCKHOLDERS' EQUITY
       AND PARTNERSHIP CAPITAL                                    $   4,965,541    $   6,288,123    $     645,751    $  11,899,415
                                                                  =============    =============    =============    =============


          Tidelands Oil & Gas Corporation, Inc., and Reef Ventures, LP
                              Pro Forma Adjustment

Adjustment for purchase of Reef Ventures, LP for a $6,523,773 long-term note. Goodwill of $744,380 has been recorded representing the purchase price in excess of the book value of Reef Ventures, LP.


          Tidelands Oil & Gas Corporation, Inc., and Reef Ventures, LP
             Unaudited Proforma Consolidated Statement of Operations
                                December 31, 2003

                                               Tidelands Oil        Reef            Proforma        Proforma
                                                & Gas Corp.      Ventures, LP     Adjustments     Consolidated
                                               -------------    -------------    -------------   -------------

Revenues                                       $     178,856    $     897,597    $           0   $   1,076,453
                                               -------------    -------------    -------------   -------------

Costs and Expenses
          Cost of Purchased Gas                            0          855,920                0         855,920
          Operating Expenses                          27,767           51,120                0          78,887
          Depreciation Expenses                       43,006           49,386                0          92,392
          General and Adminstrative Expenses       2,990,295              733                0       2,991,028
                                               -------------    -------------    -------------   -------------
                  Total Costs and Expenses         3,061,068          957,159                0       4,018,227
                                               -------------    -------------    -------------   -------------

Loss From Operations                              (2,882,212)         (59,562)               0      (2,941,774)
          Gain on Sale of Subsidiary               1,533,731                0                0       1,533,731
                                               -------------    -------------    -------------   -------------

Net Loss                                       $  (1,348,481)   $     (59,562)   $        --     $  (1,408,043)
                                               =============    =============    =============   =============

Net (Loss) Per Common Share:
      Basic
          (Loss) from Operations                                                                 $       (0.08)
          Gain - Extraordinary Item                                                                       0.04
                                                                                                 -------------
                  Total                                                                          $       (0.04)
                                                                                                 -------------
Weighted Average Number of Common Shares
      Outstanding, Basic                                                                            39,254,316
                                                                                                 =============
Net (Loss) Per Common Share:
      Diluted
          (Loss) from Operations                                                                 $       (0.06)
          Gain - Extraordinary Item                                                                       0.03
                                                                                                 -------------
                  Total                                                                          $       (0.03)
                                                                                                 -------------
Weighted Average Number of Common Shares
      Outstanding, Diluted                                                                          44,764,219
                                                                                                 =============

*Tidelands Oil & Gas Corporation, Inc. - Twelve Months
Ended December 31, 2003

Reef Ventures, LP - April 16, 2003
(Inception) to December 31, 2003

         (c)      Exhibits. n/a


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 TIDELANDS OIL & GAS CORPORATION
Dated: August 11, 2004

                                                  /s/Michael Ward
                                                 --------------------
                                                 By: Michael Ward
                                                 Title: President